UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 15, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001791183

Citigroup Commercial Mortgage Trust 2019-GC43

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-228597-03 (Commission File Number of the issuing entity)	35-7258020 35-7258021 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 Change of Servicer or Trustee.

The Grand Canal Shoppes Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2019-GC43 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of July 1, 2019 (the “MSC 2019-H7 PSA”), by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, which governs the issuance of the Morgan Stanley Capital I Trust 2019-H7, Commercial Mortgage Pass-Through Certificates, Series 2019-H7. The MSC 2019-H7 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, dated November 13, 2019 and filed with the Securities and Exchange Commission on November 13, 2019 under Commission File No. 333-228597-03.

Effective as of June 15, 2020, the controlling noteholder for the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA) removed LNR Partners, LLC as special servicer with respect to the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA) under the MSC 2019-H7 PSA, and appointed Situs Holdings, LLC to act as successor special servicer with respect to the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA) under the MSC 2019-H7 PSA. A copy of the related Acknowledgement and Acceptance of Special Servicer dated June 15, 2020 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement (the “CGCMT 2019-GC43 PSA”) dated as of November 1, 2019 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K (the “November 13, 2019 Form 8-K”) with respect to the Issuing Entity, dated November 13, 2019 and filed with the Securities and Exchange Commission on November 13, 2019 under Commission File No. 333-228597-03.

The Outside Special Servicer with respect to the Grand Canal Shoppes Mortgage Loan

Situs Holdings, LLC, a Delaware limited liability company (“Situs Holdings”) has been appointed by CPPIB Credit Investments II Inc., a Canadian corporation with foreign jurisdiction (“CPPIB”), the Controlling Noteholder (as defined in the Intercreditor Agreement) for the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA), to serve as the special servicer the Grand Canal Shoppes Whole Loan pursuant to (i) the MSC 2019-H7 PSA and (ii) the Agreement Between Noteholders (the “Intercreditor Agreement”) dated as of July 3, 2019, originally between Morgan Stanley Bank, N.A., a national banking association, as Note A-1 Holder, Wells Fargo Bank, National Association, a national banking association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, a national banking association, as Note A-3 Holder, Goldman Sachs Bank USA, a New York State chartered bank, as Note A-4 Holder, and CPPIB, as Note B Holder, which MSC 2019-H7 PSA and Intercreditor Agreement currently governs the servicing of the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA). Situs Holdings’ controlling ownership interest is collectively held by the Trident VI and Trident VII Funds (which “Trident VI” Funds include Trident VI, LP, Trident VI Parallel Fund, LP, Trident VI DE Parallel Fund, LP, and Trident VI Professionals Fund, LP and which “Trident VII” Funds include Trident VII, LP, Trident VII Parallel Fund, LP, Trident VII DE Parallel Fund, LP, and Trident VII Professionals Fund, LP) all of which are managed by Stone Point Capital LLC (“Stone Point”), an investment adviser registered with the US. Securities and Exchange Commission.  Stone Point is a financial services-focused private equity firm that has raised and managed eight private equity funds over 25 years, with aggregate committed capital of more than $25 billion. Stone Point has invested in over 100 companies and targets investments in the global financial services industries, including investments in companies that provide outsourced services to financial institutions, banks and depository institutions, asset management firms, insurance and reinsurance companies, insurance distribution and other insurance-related businesses, specialty lending and other credit opportunities, mortgage services companies and employee benefits and healthcare companies. A minority interest in Situs Holdings is held by Port-aux-Choix Private Investments Inc., a Canadian pension fund managed by The Public Sector Pension Investment Board (“PSP”).  PSP is one of Canada’s largest pension investment managers investing in funds for the pension plans of the Public Service, the Canadian Armed Forces, the Royal Canadian Mounted Police and the Reserve Force.

The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

Situs Holdings has a current special servicer rating of “CSS2-” from Fitch and is on S&P’s Select Servicer list as a United States Commercial Mortgage Special Servicer ranked “Above Average.”  Situs Holdings is approved by Moody’s as a special servicer for CMBS and single-family rental transactions. KBRA has reviewed Situs Holdings as a special servicer and has deemed Situs Holdings to possess the necessary capabilities and attributes necessary to satisfy the minimum requirements to meet its contractual obligations and the Servicing Standard in accordance with industry practices. As of December 31, 2019, Situs Holdings was also the named operating advisor for 21 CMBS transactions with an aggregate outstanding principal balance of approximately $18.3 billion.

Situs Holdings and its affiliates (collectively, “Situs”) are involved in the real estate advisory business and engages principally in:

•Real estate consulting

•Primary servicing

•CMBS/CLO special servicing

•Asset management

•Commercial real estate valuation

•Due diligence and underwriting

Since 1985, Situs has provided commercial real estate advisory, due diligence and business solutions to the lending and real estate industries.  Situs has major offices located across the U.S. in San Francisco, New York, and Houston as well as offices in London and Frankfurt.  Situs provides services to financial institutions investors and servicers as well as to agencies of the United States government.

The table below sets forth information about Situs’ portfolio of securitized specially serviced loans as of the dates indicated below:

Special Servicing	12/31/2017	12/31/2018	12/31/2019
CMBS Pools (exclude SFR)	19	22	60
By Approximate Number	1,159	1,220	1,912
Named Specially Serviced Portfolio By Approximate UPB(1)	9,390,884,743	11,988,515,043	$29,654,019,596
Actively Specially Serviced Portfolio By Number of Loans(2)	14	12	3
Actively Specially Serviced Portfolio By Approximate UPB(2)	181,792,953	138,318,128	$12,523,226

SFR Pools	6	3	6
By Approximate Number	153	249	512
Named Specially Serviced Portfolio By Approximate UPB(1)	2,423,291,984	547,140,715	$1,410,421,511
Actively Specially Serviced Portfolio By Number of Loans(2)	5	7	17
Actively Specially Serviced Portfolio By Approximate UPB(2)	9,314,191	11,115,151	$26,206,600

(1)Includes all securitized loans in Situs’ portfolio for which Situs is the named special servicer, regardless of whether such loans are, as of the specified date, specially-serviced loans.

(2)Includes only those securitized loans in the portfolio that, as of the specified date, are specially-serviced loans.

As of December 31, 2019, Situs had 42 personnel involved in the asset management and special servicing of commercial real estate assets, of which 7 were dedicated to the special servicing business unit.  As of December 31, 2019, Situs specially serviced a portfolio, which included approximately 34 loans throughout the United States with a then current face value in excess of $47.7 million, all of which are commercial or multifamily real estate assets.  As of December 31, 2019, Situs had 49 personnel involved in the primary/master servicing of commercial real estate, all of which are commercial or multifamily real estate assets.

Those commercial real estate assets included mortgage loans secured by the same types of income producing properties as those securing the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA).  Accordingly, the assets that Situs services, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real property securing the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA) for tenants, purchasers, financing and so forth.

Situs has developed policies and procedures for the performance of its servicing and special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower.  Situs has recognized that technology can greatly improve its performance as a servicer and special servicer, and Situs’ infrastructure provides improved controls for compliance with pooling and servicing agreements, loan administration and procedures in workout/resolution.

Situs occasionally engages consultants to perform property inspections and provide certain asset management functions.  Situs does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as servicer and/or special servicer and accordingly Situs does not believe that its financial condition will have any adverse effect on the performance of its duties under the MSC 2019-H7 PSA, nor any material impact on the performance of the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA).

Situs Holdings will not have primary responsibility for custody services of original documents evidencing the mortgage loans for which it is special servicer.  On occasion, Situs Holdings may have custody of certain of such documents as necessary for enforcement actions involving the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA) or otherwise.  To the extent that Situs Holdings has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standards set forth in the applicable pooling and servicing agreement or trust and servicing agreement.  There are currently no legal proceedings pending; and no legal proceedings known to be contemplated by governmental authorities, against Situs or of which any of its property is the subject, which is material to the holders of the Grand Canal Shoppes Whole Loan (as defined in the MSC 2019-H7 PSA).

No securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer has experienced an event of default as a result of any action or inaction performed by Situs as special servicer.  In addition, there has been no previous disclosure of material non-compliance with servicing criteria by Situs with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer.

From time to time, Situs and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business.  Situs does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as servicer and/or special servicer.

Situs is not an affiliate of the Depositor, the Issuing Entity, the Sponsors/Mortgage Loan Sellers, the originators of the assets of the Issuing Entity, servicers (other than Rialto Capital Advisors, LLC, the Special Servicer) under the CGCMT 2019-GC43 PSA, sub-servicers under the CGCMT 2019-GC43 PSA, the Master Servicer, the Trustee, the Certificate Administrator, the Custodian, the Operating Advisor or the Asset Representation Reviewer.  Situs is affiliated, through common control by Stone Point Capital LLC, with (i) Rialto Capital Advisors, LLC, the Special Servicer, and (ii) RREF III-D AIV RR, LLC, the Controlling Class Representative and the current holder of the Class J-RR and Class K-RR Certificates.

From time to time, Situs and/or its affiliates may purchase or sell securities, including CMBS certificates. Situs and/or its affiliates may review the prospectus with respect to the Issuing Entity and purchase or sell certificates issued by the Issuing Entity, including in the secondary market.  Except as described herein, neither Situs nor any of its affiliates will retain as of the date hereof any certificates issued by the Issuing Entity or any other economic interest in this securitization. However, Situs, or its affiliates, may from time to time after the initial sale of the certificates to investors on the Closing Date, acquire additional certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

The Depositor, the Sponsors, borrowers with respect to the assets of the Issuing Entity, the guarantors with respect to the assets of the Issuing Entity, the Master Servicer, the Trustee and the Certificate Administrator may maintain banking and other commercial relationships with Situs and its affiliates.

The Intercreditor Agreement was filed as Exhibit 4.9 to the November 13, 2019 Form 8-K.  A description of the material terms of the Outside Servicing Agreements, including the MSC 2019-H7 PSA, regarding the role of the related Outside Special Servicer, including limitations on the related Outside Special Servicer’s liability under the Outside Servicing Agreements and the terms regarding the related Outside Special Servicer’s removal replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus with respect to the Issuing Entity, dated  October 29, 2019 and filed with the Securities and Exchange Commission on November 13, 2019 under Commission File No. 333-228597-03.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: June 15, 2020

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